VOYA VARIABLE INSURANCE TRUST

VY® Goldman Sachs Bond Portfolio

(the “Portfolio”)

Supplement dated May 31, 2019

to the Portfolio’s Prospectus and Summary Prospectus

(the “Prospectus” and collectively the “Prospectuses”)

each dated May 1, 2019

On May 23, 2019, the Portfolio’s Board of Trustees (the “Board”) approved the removal of Goldman Sachs Asset Management L.P. as the sub-adviser to the Portfolio and the appointment of Brandywine Global Investment Management, LLC as the sub-adviser to the Portfolio with related changes to the Portfolio’s name, principal investment strategies, portfolio managers, and sub-advisory fee effective August 9, 2019. From July 26, 2019 through the close of business on August 23, 2019, the Portfolio will be in a “transition period” and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period may result in buy and sell transactions. Such transactions may be made at a disadvantageous time. In addition, any transactional costs will be borne by the Portfolio’s investment adviser.

Effective on or about August 9, 2019, the Portfolio’s Prospectuses are revised as follows:

1.	All references to “VY® Goldman Sachs Bond Portfolio” are hereby deleted and replaced with “VY® BrandywineGLOBAL – Bond Portfolio.”

2.	The section entitled “Principal Investment Strategies” of the Portfolio’s Prospectuses is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds and other fixed-income securities. The Portfolio will provide 60 days’ prior notice of any change in this investment policy. For purposes of satisfying the 80% requirement, the Portfolio may also invest in derivative instruments that have the economic characteristics similar to bonds and other fixed-income securities. The other fixed-income securities in which the Portfolio may invest include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities (including Yankee bonds, Eurobonds and Supranational bonds), taxable municipal bonds, collateralized loan obligations, agency and non-agency mortgage-related securities (including without limitation collateralized mortgage obligations), asset-backed securities (including without limitation collateralized debt obligations), non-U.S. sovereign debt obligations issued in U.S. dollars, and non-U.S. agency debt obligations issued in U.S. dollars. The Portfolio may also hold a portion of its assets in cash and cash equivalents.

The Portfolio may also invest in derivatives, including forward foreign currency exchange contracts, futures, options, and swaps (including credit default swaps) involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio.

The sub-adviser (“Sub-Adviser”) follows a value-driven, active, strategic approach to portfolio decisions, that considers duration, yield curve exposure, credit exposure, and sector weightings that are based upon the broad investment themes of its global macroeconomic research platform as they apply to U.S. markets. As part of its investment process, the Sub-Adviser develops an outlook for macroeconomic variables such as inflation, growth, and unemployment in the United States as well as in other countries that may impact U.S. fixed-income sectors. The Sub-Adviser then develops a viewpoint on the business cycle and positions the strategy’s duration, sector weighting and credit exposures accordingly.

The Sub-Adviser expects to concentrate investments where it believes value is greatest; as a result, the Portfolio is expected to have an intermediate-to-long duration bias when real interest rates are high. The Sub-Adviser anticipates that the Portfolio’s average weighted portfolio duration will generally range from 1 year to 10 years and has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital appreciation.

Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are expected to be received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument’s price. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder ("1940 Act").

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

3.

The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby revised to delete the following risks: “Convertible Securities,” “Foreign Investments/Developing and Emerging Markets,” “High Yield Securities,” “Real Estate Companies and Real Estate Investment Trusts (“REITs”),” and “When Issued and Delayed Delivery Securities and Forward Commitments.”

4.

The section entitled “Principal Risks” of the Portfolio’s Prospectuses is hereby revised to include the following risks:

Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. A particular risk of the Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.

5.

The following paragraph is included in the section entitled “Performance Information” of the Portfolio’s Prospectuses:

The Portfolio’s performance prior to August 9, 2019 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and strategies had been in place for the prior periods, the performance information shown would have been different.

6.	The section entitled “Portfolio Management” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT Investment Adviser Voya Investments, LLC Portfolio Managers David F. Hoffman, CFA Portfolio Manager (since 08/19) Anujeet Sareen, CFA Portfolio Manager (since 08/19)	Sub-Adviser Brandywine Global Investment Management, LLC John P. McIntyre, CFA Portfolio Manager (since 08/19) Stephen S. Smith Portfolio Manager (since 08/19)

7.

The sub-section entitled “Management of the Portfolio – The Sub-Adviser and Portfolio Managers – Goldman Sachs Asset Management, L.P.” of the Portfolio’s Prospectus is hereby deleted and replaced with the following:

Brandywine Global Investment Management, LLC

Brandywine Global Investment Management, LLC (“Brandywine Global” or “Sub-Adviser”) provides the day-to-day portfolio management of the Portfolio. Brandywine Global has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2018, Brandywine Global’s total assets under management were approximately $70.1 billion.

The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio.

David F. Hoffman, CFA, is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Previously, he was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed-income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed-income portfolio manager at Provident National Bank (1975-1979).

John P. McIntyre, CFA, is a Portfolio Manager and has been employed at Brandywine Global since 1998. Previously he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed-income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990); and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989).

Anujeet Sareen, CFA, is a Portfolio Manager and has been employed at Brandywine Global since 2016. Previously, he was a managing director of global fixed-income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed-income and currency management experience.

Stephen S. Smith, is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1991. Previously, he was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed-income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed-income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984); and First Pennsylvania Bank as vice president and portfolio manager in the fixed-income division (1976-1980).

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VOYA VARIABLE INSURANCE TRUST
VY® Goldman Sachs Bond Portfolio (the “Portfolio”) Supplement dated May 31, 2019 to the Portfolio’s Statement of Additional Information (the “SAI”) dated May 1, 2019

On May 23, 2019, the Portfolio’s Board of Trustees (the “Board”) approved the removal of Goldman Sachs Asset Management L.P. as the sub-adviser to the Portfolio and the appointment of Brandywine Global Investment Management, LLC as the sub-adviser to the Portfolio with related changes to the Portfolio’s name, principal investment strategies, portfolio managers, and sub-advisory fee effective August 9, 2019. From July 26, 2019 through the close of business on August 23, 2019, the Portfolio will be in a “transition period” and the transition manager may hold a large portion of the Portfolio’s assets in temporary investments. During this time, the Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period may result in buy and sell transactions. Such transactions may be made at a disadvantageous time. In addition, any transactional costs will be borne by the Portfolio’s investment adviser.

Effective on or about August 9, 2019, the Portfolio’s SAI is revised as follows:

1.	All references to “VY® Goldman Sachs Bond Portfolio” are hereby deleted and replaced with “VY® BrandywineGLOBAL – Bond Portfolio.”

2.	The following table is added to the section entitled “History of the Trust:”

Portfolio Name Changes During the Past Ten Years

Portfolio	Former Name	Date of Change
VY® BrandywineGLOBAL – Bond Portfolio	VY® Goldman Sachs Bond Portfolio	August 9, 2019

3.	The table in the sub-section entitled “Sub-Adviser - Sub-Advisory Fees” of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® BrandywineGLOBAL – Bond Portfolio	Brandywine Global Investment Management, LLC (“Brandywine Global”)	0.20% of the Portfolio’s average daily net assets

4.

The sub-section entitled “Sub-Adviser – Portfolio Management” of the Portfolio’s SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Management

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of April 30, 2019:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David F. Hoffman, CFA	18	$11,504,297,778	16[1]	$7,479,961,771	100[2]	$34,601,872,671
John P. McIntyre, CFA	21	$11,624,044,127	25[1]	$9,178,939,117	101[2]	$35,235,012,938
Anujeet Sareen, CFA	21	$11,624,044,127	25[1]	$9,178,939,117	101[2]	$35,235,012,938
Stephen S. Smith	18	$11,504,297,778	16[1]	$7,479,961,771	100[2]	$34,601,872,671

1	Four of these accounts with total assets of $1,004,248,918 have performance-based advisory fees.
2	Nineteen of these accounts with total assets of $15,987,045,746 have performance-based advisory fees.

Potential Material Conflicts of Interest

Brandywine Global maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple portfolios, the investment opportunity may be allocated among these several portfolios, which may limit a portfolio’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Brandywine Global has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between portfolios. Nevertheless, investment opportunities may be allocated differently among portfolios due to the particular characteristics of a portfolio, such as the size of the portfolio, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. Brandywine Global and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the portfolios under management. For example, when the structure of an investment adviser’s management fee differs among the portfolios under its management (such as where certain portfolios pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain portfolios over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor portfolios in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those portfolios that could most significantly benefit the portfolio manager.

To manage conflicts that may arise from management of portfolios with performance-based fees, Brandywine Global has developed trade allocation procedures as described above and Brandywine Global periodically reviews the performance and trading in portfolios with like strategies to seek to ensure that no portfolio or group of portfolios receives preference in the trading process.

Personal Account Trading. Brandywine Global may, from time to time, recommend to clients that they buy or sell securities in which employees have a financial interest. These types of transactions may present a conflict of interest in that employees might benefit from market activity by a client in a security held by an employee. In order to prevent conflicts of interest between Brandywine Global and its client, employee trading is monitored under the Code of Ethics (the “Code”). The Code includes policies and procedures: (a) restricting personal trading; (b) requiring the pre-clearance of most types of personal securities transactions; (c) requiring the reporting to Brandywine Global of all required personal securities holdings and transactions; and (d) mandating blackout periods during which employees are prohibited from making personal transactions in certain securities.

Brandywine Global and its employees may also invest in mutual funds and other pooled investment vehicles, including private investment vehicles that are managed by Brandywine Global. This may result in a potential conflict of interest since Brandywine Global employees have knowledge of such funds’ investment holdings, which is non-public information.

Broker Selection and Soft Dollar Usage. Investment professionals may be able to influence the selection of broker-dealers that are used to execute securities transactions for the portfolios they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Brandywine Global is involved are subject to Brandywine Global’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the 1934 Act, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services obtained from brokers and dealers may be used to service portfolios other than those paying commissions to the broker-dealers providing the research services, and also may benefit some portfolios more than others.

Compensation

All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the portfolio managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Ownership of Securities

The following table shows the dollar range of equity securities of the Portfolio beneficially owned by each portfolio manager as of April 30, 2019, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
David F. Hoffman, CFA	None
John P. McIntyre, CFA	None
Anujeet Sareen, CFA	None
Stephen S. Smith	None

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